UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2011

Cornerstone Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50767	04-3523569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC		27518
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 678-6611

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A for Cornerstone Therapeutics Inc., a Delaware corporation (the “Company”), amends our Current Report on Form 8-K initially filed with the Securities and Exchange Commission on January 4, 2012 disclosing the Company’s acquisition of Cardiokine, Inc. (the “Original Form 8-K”). This amended Current Report on Form 8-K provides the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K and amends Item 9.01 of the Original Form 8-K. Except as set forth above, the Original Form 8-K has not been amended, updated or otherwise modified.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated financial statements of Cardiokine, Inc. as of and for the years ended December 31, 2008 and 2009 are filed as Exhibit 99.1 and incorporated by reference.

The audited consolidated financial statements of Cardiokine, Inc. as of and for the years ended December 31, 2009 and 2010 are filed as Exhibit 99.2 and incorporated by reference.

The unaudited consolidated financial statements of Cardiokine, Inc. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010 are filed as Exhibit 99.3 and incorporated by reference.

(b) Pro forma financial information

The unaudited pro forma combined financial statements of the Company as of and for the nine months ended September 30, 2011 and the unaudited pro forma combined statement of income of the Company for the year ended December 31, 2010 are filed as Exhibit 99.4 and incorporated by reference.

(d) Exhibits

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone Therapeutics Inc.

March 16, 2012	By:	/s/ Andrew K. W. Powell
Name: Andrew K. W. Powell
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger among Cornerstone Therapeutics Inc., Cohesion Merger Sub, Inc., Cardiokine, Inc. and Shareholder Representative Services LLC dated December 28, 2011

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Cardiokine, Inc. as of and for the years ended December 31, 2008 and 2009

99.2	Audited consolidated financial statements of Cardiokine, Inc. as of and for the years ended December 31, 2009 and 2010

99.3	Unaudited consolidated financial statements of Cardiokine, Inc. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010

99.4	Unaudited pro forma combined financial statements of the Company as of and for the nine months ended September 30, 2011 and the unaudited pro forma combined statement of income of the Company for the year ended December 31, 2010

*	Filed with the Original Form 8-K, which was filed with the Securities and Exchange Commission on January 4, 2012.